UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Trinseo Materials Operating S.C.A.	Trinseo Materials Finance, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Luxembourg	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

98-0663708	46-2429861
(IRS Employer Identification No.)	(IRS. Employer Identification No.)

333-191460

(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2014, Marco Levi, Senior Vice President and President of Emulsion Polymers, gave notice that he will be leaving Trinseo, effective in June 2014. Upon Mr. Levi’s departure, Christopher Pappas, President and Chief Executive Officer, will assume leadership of the Emulsion Polymers division on an interim basis. Mr. Pappas will also continue all of his existing responsibilities as President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo Materials Operating S.C.A.

By:	/s/ Curtis S. Shaw
Name: Curtis S. Shaw
Title: Corporate Secretary

Trinseo Materials Finance, Inc.

By:	/s/ Curtis S. Shaw
Name: Curtis S. Shaw
Title: Corporate Secretary

Date: May 16, 2014